                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549





                                       FORM 8-K

                                    CURRENT REPORT





                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934







Date of Report (Date of earliest event reported)   July 12, 1996
                                                   -------------

                               Spectrum HoloByte, Inc.
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                (Exact name of registrant as specified in its charter)


        Delaware                  0-19463                    52-1728656
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(State or other jurisdiction    (Commission    (IRS Employer Identification No.)
  of incorporation)             File Number)


2490 Mariner Square Loop, Suite 100, Alameda, CA                     94501
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:   (510) 522-3584
                                                      --------------


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Item 5.  OTHER EVENTS.

    By letter dated May 24, 1996, Spectrum Holobyte, Inc., ("Registrant") was advised by The Nasdaq Stock Market, Inc. that Registrant was required to make a public filing with the Securities and Exchange Commission and Nasdaq on or before July 12, 1996 that contained a pro forma balance sheet with an historic base not older than 45 days that evidences compliance with the net tangible assets requirement of the Nasdaq National Market ("NMS").

    Since receipt of the letter, the Company has taken a number of steps to increase its net tangible assets, including the following: (i) the sale of approximately $10,000,000 of common stock to private investors, (ii) the exchange of approximately 1.9 million shares of Convertible Preferred Stock for approximately $14.9 million principal amount of its Convertible Subordinated Debentures, due 2002 (the "Debentures"), which have been retired and (iii) repurchases for cash of approximately $4,000,000 of principal amount of Debentures, which have been retired.

    Set forth on the following page of this Current Report on Form 8-K is an unaudited pro forma balance sheet as of May 31, 1996 that evidences compliance with the minimum net tangible assets requirement for listing on the NMS. Registrant expects that its balance sheet as of June 30, 1996, will also evidence compliance with the NMS minimum listing requirements.


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SPECTRUM HOLOBYTE, INC.
Consolidated Pro Forma Balance Sheet -- Unaudited
May 26, 1996
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


ASSETS                                                                HISTORICAL      ADJUSTMENTS       PRO FORMA
                                                                      -----------     -----------      ----------
Current assets:

   Cash and cash equivalents                                          $    32,874     $   9,651  (1)    $  42,525
   Accounts receivable, less allowance of $8,000                            6,315                           6,315
   Inventories                                                              3,998                           3,998
   Prepaid royalties                                                        2,772                           2,772
   Other current assets                                                     1,752                           1,752
                                                                      -----------                      ----------

         Total current assets                                              47,711                          57,362

Property and equipment, net                                                 5,377                           5,377
Goodwill, net                                                                 768                             768
Other assets                                                                6,369          (528) (2)        5,841
                                                                      -----------                      ----------

                                                                      $    60,225                       $  69,348
                                                                      -----------                      ----------
                                                                      -----------                      ----------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabities:
   Accounts payable                                                   $     4,900       $   (25) (1)    $   4,925
   Salaries, wages and related accruals                                     3,595                           3,595
   Royalties payable                                                        1,022                           1,022
   Current portion of capital lease obligations                               303                             303
   Other current liabilities                                                4,888                           4,888
                                                                      -----------                      ----------

         Total current liabilities                                         14,708                          14,733

Long-term debt                                                             50,000        14,855 (2)        35,145
Capital lease obligations                                                     401                             401
Other liabilities                                                           1,220                           1,220
                                                                      -----------                      ----------

         Total liabilities                                                 66,329                          51,499

Commitments and contigencies

Redeemable preferred stock, $0.001 par value, 4,000,000
   Series A shares issued and outstanding, redemption and
   liquidation amount of $5,027                                             5,881                           5,881

Stockholders' equity:
   Preferred stock, $0.001 par value, 9,000,000 shares
        authorized (of which 4,000,000 shares have been
        designated Series A):
         750,000 pro forma Series B convertible shares issued and
              outstanding                                                      --            (1) (2)            1
         1,168,860 pro forma Series B-1 convertible shares issued and
              outstanding                                                      --            (1) (2)            1
   Common stock, $0.001 par value, 40,000,000 shares authorized;
        24,303,658 historical shares and
        26,122,025 pro forma shares issued and outstanding                     24            (2) (1)           26
   Additional paid-in capital                                             120,000       (21,540) (1,2)    141,540
   Accumulated deficit                                                   (131,553)       (2,409) (2)     (129,144)
   Foreign currency translation adjustment                                   (456)                           (456)
                                                                      -----------                       ----------

         Total stockholders' equity                                       (11,985)                         11,968
                                                                      -----------                       ----------

                                                                      $    60,225                       $  69,348
                                                                      -----------                       ----------
                                                                      -----------                       ----------

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   PRO FORMA ADJUSTMENTS

     (1) Reflects the sale of 1,818,367 common shares in June 1996, net of paid and unpaid issuance costs.

     (2) Reflects the exchange of $14,855 of long-term debt for 750,000 shares of Series B and 1,168,860 shares of Series B-1 preferred stock in June 1996 and the write-off of a proportional amount of previously capitalized debt issuance costs.

   PRO FORMA TANGIBLE NET WORTH *

         Pro Forma Stockholders' Equity                      $   11,968
         Less: Goodwill, net                                       (768)
                                                             -----------
                Pro Forma Tangible Net Worth                 $   11,200
                                                             -----------
                                                             -----------

 * Per Schedule D to the Bylaws of the National Association of Securities Dealers, Tangible Net Worth is defined as Total Assets (including the value of copyrights, trademarks and patents, but excluding goodwill) less Total Liabilities.

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                                      SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 12, 1996               SPECTRUM HOLOBYTE, INC.




                             By:  /s/ Stephen M. Race
                                  ------------------------------------
                                  Stephen M. Race,
                                  Chief Executive Officer



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